Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Summary of Significant Accounting Policies	Summary of Significant Accounting Policies
As used in the Notes to Consolidated Financial Statements, the terms “Scripps,” “Company,” “we,” “our,” or “us” may, depending on the context, refer to The E.W. Scripps Company, to one or more of its consolidated subsidiary companies or to all of them taken as a whole.
Nature of Operations — We are a diverse media enterprise, serving audiences and businesses through a portfolio of local television stations and national media brands. All of our businesses provide content and services via digital platforms, including the Internet, smartphones and tablets. Our media businesses are organized into the following reportable business segments: Local Media, National Media and Other.
Basis of Presentation — Certain amounts in prior periods have been reclassified to conform to the current period's presentation.
Concentration Risks — Our operations are geographically dispersed and we have a diverse customer base. We believe bad debt losses resulting from default by a single customer, or defaults by customers in any depressed region or business sector, would not have a material effect on our financial position, results of operations or cash flows.
We derive approximately 65% of our operating revenues from advertising. Changes in the demand for such services, both nationally and in individual markets, can affect operating results.
Use of Estimates — Preparing financial statements in accordance with accounting principles generally accepted in the United States of America requires us to make a variety of decisions that affect the reported amounts and the related disclosures. Such decisions include the selection of accounting principles that reflect the economic substance of the underlying transactions and the assumptions on which to base accounting estimates. In reaching such decisions, we apply judgment based on our understanding and analysis of the relevant circumstances, including our historical experience, actuarial studies and other assumptions.

Our financial statements include estimates and assumptions used in accounting for our defined benefit pension plans; the periods over which long-lived assets are depreciated or amortized; the fair value of long-lived assets, goodwill and indefinite lived assets; the liability for uncertain tax positions and valuation allowances against deferred income tax assets; the fair value of assets acquired and liabilities assumed in business combinations; and self-insured risks.
While we re-evaluate our estimates and assumptions on an ongoing basis, actual results could differ from those estimated at the time of preparation of the financial statements.
Consolidation — The consolidated financial statements include our accounts and those of our wholly-owned and majority-owned subsidiaries and variable interest entities (VIEs) for which we are the primary beneficiary. We are the primary beneficiary of a VIE when we have the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and have the obligation to absorb losses or the right to receive returns that would be significant to the VIE. Noncontrolling interest represents an owner’s share of the equity in certain of our consolidated entities. All intercompany transactions and account balances have been eliminated in consolidation.

Investments in entities over which we have significant influence but not control are accounted for using the equity method of accounting. Income from equity method investments represents our proportionate share of net income generated by equity method investees.
Nature of Products and Services — The following is a description of principal activities from which we generate revenue.
Core Advertising — Core advertising is comprised of sales to local and national customers. The advertising includes a combination of broadcast air time, as well as digital advertising. Pricing of advertising time is based on audience size and share, the demographic of our audiences and the demand for our limited inventory of commercial time. Advertising time is sold through a combination of local sales staff and national sales representative firms. Digital revenues are primarily generated from the sale of advertising to local and national customers on our local television websites, smartphone apps, tablet apps and other platforms.
Political Advertising — Political advertising is generally sold through our Washington D.C. sales office. Advertising is sold to presidential, gubernatorial, Senate and House of Representative candidates, as well as for state and local issues. It is also sold to political action groups (PACs) or other advocacy groups.
Retransmission Revenues — We earn revenue from retransmission consent agreements with multi-channel video programming distributors (“MVPDs”) in our markets. The MVPDs are cable operators and satellite carriers who pay us to offer our programming to their customers. We also receive fees from over-the-top virtual MVPDs such as Hulu, YouTubeTV and AT&T Now. The fees we receive are typically based on the number of subscribers in our local market and the contracted rate per subscriber.
Other Products and Services — We derive revenue from sponsorships and community events through our Local Media segment. Our National Media segment offers subscription services for access to premium content to its customers. Our Triton business earns revenue from monthly fees charged to audio publishers for converting their content into digital audio streams and inserting digital advertising into those audio streams and providing statistical measurement information about their listening audience.
Refer to Note 16. Segment Information for further information, including revenue by significant product and service offering.
Revenue Recognition — Revenue is measured based on the consideration we expect to be entitled to in exchange for promised goods or services provided to customers, and excludes any amounts collected on behalf of third parties. Revenue is recognized upon transfer of control of promised products or services to customers.
Advertising — Advertising revenue is recognized, net of agency commissions, over time primarily as ads are aired or impressions are delivered and any contracted audience guarantees are met. We apply the practical expedient to recognize revenue at the amount we have the right to invoice, which corresponds directly to the value a customer has received relative to our performance. For advertising sold based on audience guarantees, audience deficiency may result in an obligation to deliver additional advertisements to the customer. To the extent that we do not satisfy contracted audience ratings, we record deferred revenue until such time that the audience guarantee has been satisfied.
Retransmission — Retransmission revenues are considered licenses of functional intellectual property and are recognized at the point in time the content is transferred to the customer. MVPDs report their subscriber numbers to us generally on a 30- to 90-day lag. Prior to receiving the MVPD reporting, we record revenue based on estimates of the number of subscribers, utilizing historical levels and trends of subscribers for each MVPD.
Other — Revenues generated by our Triton business are recognized on a ratable basis over the contract term as the monthly service is provided to the customer.

Transaction Price Allocated to Remaining Performance Obligations — As of December 31, 2019, we had an aggregate transaction price of $59.6 million allocated to unsatisfied performance obligations related to contracts within our Triton business, all of which are expected to be recognized into revenue over the next 24 months.

We did not disclose the value of unsatisfied performance obligations on any other contracts with customers because they are either (i) contracts with an original expected term of one year or less, (ii) contracts for which the sales- or usage-based royalty exception was applied, or (iii) contracts for which we recognize revenue at the amount to which we have the right to invoice for services performed.
Cash Equivalents — Cash equivalents represent highly liquid investments with maturity of less than three months when acquired.
Contract Balances — Timing of revenue recognition may differ from the timing of invoicing to customers. We record a receivable when revenue is recognized prior to invoicing, or unearned revenue when revenue is recognized subsequent to invoicing.
We extend credit to customers based upon our assessment of the customer’s financial condition. Collateral is generally not required from customers. Payment terms may vary by contract type, although our terms generally include a requirement of payment within 30 to 90 days. In instances where the timing of revenue recognition differs from the timing of invoicing, we have determined our contracts do not include a significant financing component. The primary purpose of our invoicing terms is to provide customers with simplified and predictable ways of purchasing our products and services, not to receive financing from our customers.
The allowance for doubtful accounts reflects our best estimate of probable losses inherent in the accounts receivable balance. We determine the allowance based on known troubled accounts, historical experience and other currently available evidence. A rollforward of the allowance for doubtful accounts is as follows:

(in thousands)

January 1, 2017	$1,490
Charged to costs and expenses	1,314
Amounts charged off, net	(855)
Balance as of December 31, 2017	1,949
Charged to costs and expenses	3,378
Amounts charged off, net	(1,106)
Balance as of December 31, 2018	4,221
Charged to costs and expenses	1,823
Amounts charged off, net	(2,698)
Balance as of December 31, 2019	$3,346

We record unearned revenue when cash payments are received in advance of our performance. We generally require advance payment for advertising contracts with political advertising customers. Unearned revenue totaled $10.7 million at December 31, 2019 and is expected to be recognized within revenue over the next 12 months. Unearned revenue totaled $10.3 million at December 31, 2018. We recorded $8.9 million of revenue in 2019 that was included in unearned revenue at December 31, 2018.
Assets Recognized from the Costs to Obtain a Contract with a Customer — We recognize an asset for the incremental costs of obtaining a contract with a customer if we expect the benefit of those costs to be longer than one year. We apply and use the practical expedient in the revenue guidance to expense costs as incurred for costs to obtain a contract when the amortization period is one year or less. This expedient applies to advertising sales commissions since advertising contracts are short-term in nature. In addition, we also may provide inducement payments to secure carriage agreements with distributors of our content. These inducement payments are capitalized and amortized to expense over the term of the distribution contract. Capitalized costs to obtain a contract with a customer totaled $9.3 million at December 31, 2019 and $9.7 million at December 31, 2018 and are included within miscellaneous assets on our Consolidated Balance Sheets. Amortization of these costs totaled $4.2 million and $1.0 million in 2019 and 2018, respectively.
Investments — From time to time, we make investments in private companies. Investment securities can be impacted by various market risks, including interest rate risk, credit risk and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur in the near term. Such changes could materially affect the amounts reported in our financial statements.
We record investments in private companies not accounted for under the equity method at cost, net of impairment write-downs, because no readily determinable market price is available.
We regularly review our investments to determine if there has been any other-than-temporary decline in value. These reviews require management judgments that often include estimating the outcome of future events and determining whether factors exist that indicate impairment has occurred. We evaluate, among other factors, the extent to which cost exceeds fair value; the duration of the decline in fair value below cost; and the current cash position, earnings and cash forecasts and near-term prospects of the investee. We reduce the cost basis when a decline in fair value below cost is determined to be other than temporary, with the resulting adjustment charged against earnings.
Property and Equipment — Property and equipment is carried at cost less depreciation. We compute depreciation using the straight-line method over estimated useful lives as follows:

Buildings and improvements	15 to 45 years
Leasehold improvements	Shorter of term of lease or useful life
Broadcast transmission towers and related equipment	15 to 35 years
Other broadcast and program production equipment	3 to 15 years
Computer hardware	3 to 5 years
Office and other equipment	3 to 10 years
Programming — Programming includes the cost of national television network programming, programming produced by us or for us by independent production companies and programs licensed under agreements with independent producers.
Our network affiliation agreements require the payment of affiliation fees to the network. Network affiliation fees consist of pre-determined fixed fees in all cases and variable payments based on a share of retransmission revenues above the fixed fees for some of our agreements.
Program licenses principally consist of television series and films. Program licenses generally have fixed terms, limit the number of times we can air the programs and require payments over the terms of the licenses. We record licensed program assets and liabilities when the license period has commenced and the programs are available for broadcast. We do not discount program licenses for imputed interest. We amortize program licenses based upon expected cash flows over the term of the license agreement. We classify the portion of the unamortized balance expected to be amortized within one year as a current asset.

The costs of programming produced by us or for us by independent production companies is charged to expense over estimated useful lives based upon expected future cash flows. The realizable value of internal costs incurred for trial footage at Court TV, including employee compensation and benefits, are capitalized and amortized based upon expected future cash flows. All other internal costs to produce daily or live broadcast shows, such as news, sports or daily magazine shows, are expensed as incurred and are not classified in our Consolidated Statements of Operations as program costs, but are classified based on the type of cost incurred.

Progress payments on programs not yet available for broadcast are recorded as deposits within programming assets.

We review the net realizable value of program assets for impairment using a day-part methodology if the programming is for our local broadcast stations, whereby programs broadcast during a particular time period, such as prime time, are evaluated on an aggregate basis. Programming for our over-the-air broadcast network is reviewed for impairment using the individual network methodology.
For our program assets available for broadcast, estimated amortization for each of the next five years is $59.4 million in 2020, $44.1 million in 2021, $25.9 million in 2022, $7.4 million in 2023, $3.1 million in 2024 and $3.3 million thereafter. Actual amortization in each of the next five years will exceed the amounts currently recorded as program assets available for broadcast, as we will continue to produce and license additional programs.
Program rights liabilities payable within the next twelve months are included as current liabilities and noncurrent program rights liabilities are included in other noncurrent liabilities.
FCC Repack — In April 2017, the Federal Communications Commission (the “FCC”) began a process of reallocating the broadcast spectrum (the “repack”). Specifically, the FCC is requiring certain television stations to change channels and/or modify their transmission facilities. The U.S. Congress passed legislation which provides the FCC with a fund to reimburse all reasonable costs incurred by stations operating under a full power license and a portion of the costs incurred by stations operating under a low power license that are reassigned to new channels.
We record an FCC repack receivable for the amount of reimbursable costs due from the FCC, which totaled $29.7 million at December 31, 2019 and $19.2 million at December 31, 2018. The total amount of consideration currently due or that has been collected from the FCC is recorded as a deferred liability and will be recognized against depreciation expense in the same manner that the underlying FCC repack fixed assets are depreciated. Deferred FCC repack income totaled $36.8 million at December 31, 2019 and $20.6 million at December 31, 2018.
Leases — We determine if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use (“ROU”) assets, other current liabilities and operating lease liabilities in our Consolidated Balance Sheets.

ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at the commencement date based on the present value of lease payments over the lease term. As the implicit rate is not readily determinable for most of our leases, we use our incremental borrowing rate when determining the present value of lease payments. The incremental borrowing rate represents an estimate of the interest rate we would incur at lease commencement to borrow an amount equal to the lease payments on a collateralized basis over the term of the lease. The operating lease ROU asset also includes any payments made at or before commencement and is reduced by any lease incentives. Our lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term.
Goodwill and Other Indefinite-Lived Intangible Assets — Goodwill represents the cost of acquisitions in excess of the acquired businesses’ tangible assets and identifiable intangible assets.
FCC licenses represent the value assigned to the broadcast licenses of acquired broadcast television stations. Broadcast television stations are subject to the jurisdiction of the Federal Communications Commission (“FCC”) which prohibits the operation of stations except in accordance with an FCC license. FCC licenses stipulate each station’s operating parameters as defined by channels, effective radiated power and antenna height. FCC licenses are granted for a term of up to eight years, and are renewable upon request. We have never had a renewal request denied and all previous renewals have been for the maximum term.
We do not amortize goodwill or our FCC licenses, but we review them for impairment at least annually or any time events occur or conditions change that would indicate it is more likely than not the fair value of a reporting unit is below its carrying value. We perform our annual impairment review during the fourth quarter of each year in conjunction with our annual planning cycle. We also assess, at least annually, whether our FCC licenses, classified as indefinite-lived intangible assets, continue to have indefinite lives.
We review goodwill for impairment based upon our reporting units, which are defined as operating segments or groupings of businesses one level below the operating segment level. Reporting units with similar economic characteristics are aggregated into a single unit when testing goodwill for impairment. Our reporting units are our Local Media group, Katz, Stitcher, Triton and Newsy.
Amortizable Intangible Assets — Television network affiliations represents the value assigned to an acquired broadcast television station’s relationship with a national television network. Television stations affiliated with national television networks typically have greater profit margins than independent television stations, primarily due to audience recognition of the television station as a network affiliate. We amortize these network affiliation relationships on a straight-line basis over estimated useful lives of 20 years.
We amortize customer lists and other intangible assets in relation to their expected future cash flows over estimated useful lives of up to 20 years.
Impairment of Long-Lived Assets — We review long-lived assets (primarily property and equipment and amortizable intangible assets) for impairment whenever events or circumstances indicate the carrying amounts of the assets may not be recoverable. Recoverability is determined by comparing the aggregate forecasted undiscounted cash flows derived from the operation of the assets to the carrying amount of the assets. If the aggregate undiscounted cash flow is less than the carrying amount of the assets, then amortizable intangible assets are written down first, followed by other long-lived assets, to fair value. We determine fair value based on discounted cash flows or appraisals. We report long-lived assets to be disposed of at the lower of carrying amount or fair value less costs to sell.
Self-Insured Risks — We are self-insured, up to certain limits, for general and automobile liability, employee health, disability and workers’ compensation claims and certain other risks. Estimated liabilities for unpaid claims totaled $9.1 million at December 31, 2019 and $9.8 million at December 31, 2018. We estimate liabilities for unpaid claims using actuarial methodologies and our historical claims experience. While we re-evaluate our assumptions and review our claims experience on an ongoing basis, actual claims paid could vary significantly from estimated claims, which would require adjustments to expense. Based on the terms of the Master Transaction Agreement with Journal Media Group ("Journal"), Scripps remains the primary obligor for newspaper insurance claims incurred prior to April 1, 2015. We recorded the liabilities related to these claims on our Consolidated Balance Sheets with an offsetting receivable of $1.3 million, which will be paid by Journal.
Income Taxes — We recognize deferred income taxes for temporary differences between the tax basis and reported amounts of assets and liabilities that will result in taxable or deductible amounts in future years. We establish a valuation allowance if we believe that it is more likely than not that we will not realize some or all of the deferred tax assets.
We record a liability for unrecognized tax benefits resulting from uncertain tax positions taken or that we expect to take in a tax return. Interest and penalties associated with such tax positions are included in the tax provision. The liability for additional taxes and interest is included in other liabilities in the Consolidated Balance Sheets.
Risk Management Contracts — We do not hold derivative financial instruments for trading or speculative purposes and we do not hold leveraged contracts. From time to time, we may use derivative financial instruments to limit the impact of interest rate fluctuations on our earnings and cash flows.
Stock-Based Compensation — We have a Long-Term Incentive Plan (the “Plan”) which is described more fully in Note 18. The Plan provides for the award of incentive and nonqualified stock options, stock appreciation rights, restricted stock units (RSUs) and unrestricted Class A Common shares and performance units to key employees and non-employee directors.
We recognize compensation cost based on the grant-date fair value of the award. We determine the fair value of awards that grant the employee the underlying shares by the fair value of a Class A Common share on the date of the award.
Certain awards of RSUs have performance conditions under which the number of shares granted is determined by the extent to which such performance conditions are met (“Performance Shares”). Compensation costs for such awards are measured by the grant-date fair value of a Class A Common share and the number of shares earned. In periods prior to completion of the performance period, compensation costs are based upon estimates of the number of shares that will be earned.
Compensation costs are recognized on a straight-line basis over the requisite service period of the award. The impact of forfeitures is recognized as they occur. The requisite service period is generally the vesting period stated in the award. Grants to retirement-eligible employees are expensed immediately and grants to employees who will become retirement eligible prior to the end of the stated vesting period are expensed over such shorter period because stock compensation grants vest upon the retirement eligibility of the employee.
Earnings Per Share (“EPS”) — Unvested awards of share-based payments with rights to receive dividends or dividend equivalents, such as our RSUs, are considered participating securities for purposes of calculating EPS. Under the two-class method, we allocate a portion of net income to these participating securities and therefore exclude that income from the calculation of EPS for common stock. We do not allocate losses to the participating securities.
The following table presents information about basic and diluted weighted-average shares outstanding:

	For the years ended December 31,
(in thousands)	2019	2018	2017

Numerator (for basic and diluted earnings per share)
Income (loss) from continuing operations, net of tax	$(1,913)	$69,889	$(10,178)
Loss attributable to noncontrolling interest	—	632	1,511
Less income allocated to RSUs	—	(1,129)	—
Numerator for basic and diluted earnings per share from continuing operations attributable to the shareholders of The E.W. Scripps Company	$(1,913)	$69,392	$(8,667)
Denominator
Basic weighted-average shares outstanding	80,826	81,369	82,052
Effect of dilutive securities:
Stock options and restricted stock units	—	558	—
Diluted weighted-average shares outstanding	80,826	81,927	82,052
For the years ended December 31, 2019 and 2017, we incurred a net loss and the inclusion of RSUs and stock options would have been anti-dilutive. Accordingly, the diluted EPS calculations exclude the effect from 1.4 million and 1.2 million of outstanding RSUs as of December 31, 2019 and 2017, respectively.